INCOME TAXES	12 Months Ended
Aug. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES	Income Taxes

	Fiscal
	2023	2022	2021
Current taxes
U.S. federal	$422,435	$298,685	$218,064
U.S. state and local	220,043	152,862	95,662
Non-U.S.	1,762,277	1,968,954	1,395,915
Total current tax expense	2,404,755	2,420,501	1,709,641
Deferred taxes
U.S. federal	(334,942)	(202,318)	7,767
U.S. state and local	(63,098)	(48,597)	(5,400)
Non-U.S.	129,087	37,621	58,563
Total deferred tax (benefit) expense	(268,953)	(213,294)	60,930
Total	$2,135,802	$2,207,207	$1,770,571
The components of Income before income taxes are as follows:

	Fiscal
	2023	2022	2021
U.S. sources	$1,562,011	$1,644,380	$1,597,820
Non-U.S. sources	7,577,321	7,551,787	6,163,296
Total	$9,139,332	$9,196,167	$7,761,116
The reconciliation of the U.S. federal statutory income tax rate to our effective income tax rate is as follows:

	Fiscal
	2023	2022 (2)	2021 (2)
U.S. federal statutory income tax rate	21.0%	21.0%	21.0%
U.S. state and local taxes, net	1.3	1.1	1.2
Non-U.S. operations taxed at other rates	1.4	0.8	1.1
Final determinations (1)	(1.0)	(0.9)	(1.7)
Other net activity in unrecognized tax benefits	3.2	3.0	2.8
Excess tax benefits from share based payments	(1.3)	(3.0)	(2.1)
Foreign-derived intangible income deduction	(2.3)	(1.1)	(0.9)
Other, net	1.1	3.1	1.4
Effective income tax rate	23.4%	24.0%	22.8%
(1)Final determinations include final agreements with tax authorities and expirations of statutes of limitations.
(2)Prior period amounts have been reclassified to conform with the current period presentation.
As of August 31, 2023, we had not recognized a deferred tax liability on approximately $3,000,000 of undistributed earnings for certain foreign subsidiaries, because these earnings are intended to be indefinitely reinvested. If such earnings were distributed, some countries may impose additional taxes. The unrecognized deferred tax liability (the amount payable if distributed) is approximately $170,000.
Portions of our operations are subject to reduced tax rates or are free of tax under various tax holidays which expire in fiscal 2031. The income tax benefits attributable to the tax status of these subsidiaries were estimated to be approximately $40,000, $29,000 and $37,000 in fiscal 2023, 2022 and 2021, respectively.
The revaluation of deferred tax assets and liabilities due to enacted changes in tax laws and tax rates did not have a material impact on our effective tax rate in fiscal 2023, 2022, or 2021.
The components of our deferred tax assets and liabilities included the following:

	August 31, 2023	August 31, 2022 (1)
Deferred tax assets
Pensions	$518,782	$501,475
Compensation and benefits	909,894	930,284
Share-based compensation	518,126	436,740
Tax credit carryforwards	1,380,841	940,640
Net operating loss carryforwards	172,690	180,610
Deferred amortization deductions	842,471	852,513
Indirect effects of unrecognized tax benefits	315,145	356,841
Licenses and other intangibles	1,089,720	1,322,464
Leases	715,393	759,399
Capitalized research costs	363,135	—
Other	657,346	477,143
Total deferred tax assets	7,483,543	6,758,109
Valuation allowance	(1,480,678)	(1,056,022)
Deferred tax assets, net of valuation allowance	6,002,865	5,702,087
Deferred tax liabilities
Pensions	(205,411)	(146,553)
Revenue recognition	(77,864)	(106,580)
Investments in subsidiaries	(176,539)	(162,873)
Intangibles	(647,477)	(581,105)
Leases	(625,190)	(687,428)
Other	(510,786)	(334,932)
Total deferred tax liabilities	(2,243,267)	(2,019,471)
Net deferred tax assets	$3,759,598	$3,682,616
(1)Prior period amounts have been reclassified to conform with the current period presentation.
We recorded valuation allowances of $1,480,678 and $1,056,022 as of August 31, 2023 and 2022, respectively, against deferred tax assets principally associated with certain tax credit and tax net operating loss carryforwards, as we believe it is more likely than not that these assets will not be realized. For all other deferred tax assets, we believe it is more likely than not that the results of future operations will generate sufficient taxable income to realize these deferred tax assets. During fiscal 2023 and 2022, we recorded net increases of $424,656 and $54,777 in the valuation allowance, respectively, primarily related to valuation allowances on certain tax credit carryforwards, as we believe it is more likely than not that these assets will not be realized.
We had tax credit carryforwards as of August 31, 2023 of $1,380,841, of which $31,995 will expire between 2024 and 2033, $336 will expire between 2034 and 2043, and $1,348,510 has an indefinite carryforward period. We had net operating loss carryforwards as of August 31, 2023 of $809,894. Of this amount, $200,928 expires between 2024 and 2033, $13,640 expires between 2034 and 2043, and $595,326 has an indefinite carryforward period.
As of August 31, 2023, we had $1,744,481 of unrecognized tax benefits, of which $1,289,173, if recognized, would favorably affect our effective tax rate. As of August 31, 2022, we had $1,469,336 of unrecognized tax benefits, of which $1,083,065, if recognized, would favorably affect our effective tax rate. The remaining unrecognized tax benefits as of August 31, 2023 and 2022 of $455,308 and $386,271, respectively, represent items recorded as offsetting tax benefits associated with the correlative effects of potential transfer pricing adjustments, state income taxes and timing adjustments.
A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

	Fiscal
	2023	2022
Balance, beginning of year	$1,469,336	$1,344,460
Additions for tax positions related to the current year	446,929	356,089
Additions for tax positions related to prior years	99,926	29,060
Reductions for tax positions related to prior years	(152,799)	(69,023)
Statute of limitations expirations	(72,039)	(62,393)
Settlements with tax authorities	(60,292)	(2,109)
Cumulative translation adjustment	13,420	(126,748)
Balance, end of year	$1,744,481	$1,469,336
We recognize interest and penalties related to unrecognized tax benefits in our Income tax expense. During fiscal 2023, 2022 and 2021, we recognized expense of $21,137, $25,369 and $35,285 in interest and penalties, respectively. Accrued interest and penalties related to unrecognized tax benefits of $172,163 ($161,753, net of tax benefits) and $177,610 ($159,814, net of tax benefits) were reflected on our Consolidated Balance Sheets as of August 31, 2023 and 2022, respectively.
As a global company, we file tax returns in multiple tax jurisdictions including the U.S. and Ireland. We have participated in the U.S. Internal Revenue Service (“IRS”) Compliance Assurance Process (“CAP”) program since fiscal 2016. CAP tax years are examined by the IRS on a contemporaneous basis so that most issues are resolved prior to filing the tax return. The years from fiscal 2021 forward remain open for examination by the IRS. The years from fiscal 2019 forward remain open for examination by the Irish tax authorities. We are currently under audit in U.S. state and other non-U.S. tax jurisdictions. However, with limited exceptions, we are no longer subject to examination by those taxing authorities for years before 2015. Although the outcome of tax audits is always uncertain and could result in significant cash tax payments, we do not believe the outcome of these audits will have a material adverse effect on our consolidated financial position or results of operations. We believe that it is reasonably possible that our unrecognized tax benefits could decrease by approximately $358,000 or increase by approximately $572,000 in the next 12 months as a result of settlements, lapses of statutes of limitations, tax audit activity and other adjustments. The majority of these amounts relate to transfer pricing matters in both U.S. and non-U.S. tax jurisdictions.